UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-8814	84-0705083
(Commission File Number)	(IRS Employer Identification No.)

34501 East Quincy Avenue, Building 34, Box 10, Watkins, CO 80137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code	(303) 292-3456

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock 1/3 of $.01 par value	PCYO	The NASDAQ Stock Market
(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report on Form 8-K is filed by Pure Cycle Corporation (Registrant), a Colorado corporation, in connection with the matters described herein

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2023, the Board of Directors of the Registrant (Board) adopted and approved an amendment and restatement of the Bylaws of the Registrant (Amended and Restated Bylaws), effective immediately. The amendments take into account changes in Colorado law and provide procedures to address Rule 14a-19 of the Securities Exchange Act of 1934, as amended (Rule 14a-19). Among other things, the amendments: (i) update terms regarding remote shareholder and Board meetings; (ii) update indemnification matters based on statutory changes providing for mandatory, instead of discretionary, indemnification of, and advancement of expenses to, directors and officers whose conduct meets certain requirements, (iii) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at meetings of the shareholders, including, among other things, by adding requirements that a shareholder seeking to nominate director(s) at a meeting of shareholders (x) provide the statement required by Rule 14a-19, in its notice of nominations and (y) deliver to the Registrant reasonable evidence that it has complied with the requirements of Rule 14a-19; and (iv) make certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Pure Cycle Corporation, effective as of May 2, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2023

Vice
PURE CYCLE CORPORATION

	By:	/s/ Kevin B. McNeill
Kevin B. McNeill
Vice President and Chief Financial Officer